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                                                                      Year Ended
FORM 10-K                     GUARANTEED MORTGAGE CORPORATION III      12/31/94






                      Guaranteed Mortgage Corporation III

                 Exhibit 23.1 - Consent of Independent Auditors




We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-18864) of Guaranteed Mortgage Corporation III and in the related Prospectus of our report dated January 31, 1995, with respect to the financial statements and schedule of Guaranteed Mortgage III included in this Annual Report (Form 10-K) for the year ended December 31, 1994.





                                                            ERNST & YOUNG LLP


Detroit, Michigan
March 20, 1995